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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  March 4, 2016

THUNDER MOUNTAIN GOLD

(Exact Name of Registrant as Specified in its Charter)

Idaho	001-08429	91-1031075
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11770 W. President Drive, Ste. F, Boise, Idaho	83713
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 208-658-1037

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873  (11-14)

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Item 8.01 Other Events

On March 4, 2016, the Company was awarded a Court Order, from the Fourth District Court, State of Idaho, approving Stipulations, and dismissal of certain portions of a previously announced Complaint, Case No. CV OC 1510506 (the “Lawsuit”), regarding Idaho State Gold Co. II  (ISGC II), LLC, an Idaho limited liability company; and, Owyhee Gold Territory, LLC (OGT), an Idaho limited liability company v. Thunder Mountain Gold, Inc. a Nevada corporation, et al.  The Complaint also names as defendants South Mountain Mines, Inc. (SMMI) and Thunder Mountain Resources, both of which are Nevada corporations, wholly-owned by THMG.

The Court Order acknowledges and confirms SMMI`s assertions, and stipulates that:

1)

SMMI is the Manager of OGT for all lawful purposes and shall have the right to advance the project and the interests of OGT and the South Mountain Mine Project according to the terms of OGT’s November 8, 2012, Operating Agreement and the Parties November 8, 2012, Member Agreement; and

2)

OGT is the owner of the real property described in the Operating Agreement signed by both parties November 8, 2012, and confirmed by certain Quitclaim Deed and filed with the Office of the Recorder for Owyhee County, Idaho, as Instrument No. 282464, on October 31, 2013, without any without any claim or encumbrance by Defendants; and

3)

ISGC II acknowledges that a Statement of Authority should be filed with the Idaho Secretary of State that identifies SMMI as Manager of OGT effective the date of this Stipulation; and

4)

OGT is dismissed from the above-captioned litigation; and

5)

ISGC II shall not sell or cause to be sold any of the Equipment and assets described in the ISGC II Financial Reports without prior notice and the concurrence of OGT, with SMMI acting as Manager of OGT; and finally

6)

ISGC II’s Motion for a More Definite Statement is WITHDRAWN and therefore MOOT; and finally

The original Complaint alleges that the Company’s subsidiary – SMMI - wrongly failed to issue ownership units in OGT, the partnership entity at the Company`s South Mountain Project.  The Company alleges that ISGC II failed to make its Initial Contribution described in detail and required by the relevant Agreement.  Additionally, ISGC II has not provided accounting and accounting controls consistent with generally accepted accounting practices, nor has ISGC II produced an independent audit required for issuance of ownership units, and that significant damages are payable by ISGC II to the Company.

The Company believes that all the allegations and claims in the original Complaint are without merit, and will aggressively and vigorously defend against this lawsuit.

The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01   Exhibits

(d)

Exhibits

99.1	Order Approving Stipulation and Amendment of Pleadings, March 4, 2016

SIGNATURES

FORM 8-K

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 THUNDER MOUNTAIN GOLD, INC.

                       (Registrant)

  By: /s/ Eric T. Jones

  -------------------------------------------------

Eric T. Jones

President, Director and Chief Executive Officer

Date:  March 7, 2016

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